UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2023

STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-25150	39-1804239
(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road Milwaukee, WI	53209
(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333
(Registrant's telephone number; including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $.01 par value	STRT	The Nasdaq Global Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On October 31, 2023, Frank J. Krejci, President and Chief Executive Officer of STRATTEC SECURITY CORPORATION (the “Company”), and Dennis Bowe, Vice President and Chief Financial Officer of the Company, will participate in a meeting with investors and others at the Gabelli Funds 47th Annual Auto Symposium.  As part of the Symposium these members of Company management will provide a presentation to the participants in attendance regarding certain matters impacting the Company and its operating results.  A copy of the presentation is attached as Exhibit 99.1 to this report.  The attached Exhibit 99.1 is furnished pursuant to Item 7.01 of Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

This Form 8-K and the Exhibit attached hereto may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements may be identified by the use of forward-looking words or phrases such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “planned,” “potential,” “should,” “will,” and “would.”   Such forward-looking statements are inherently subject to many uncertainties in the Company’s operations and business environment.  These uncertainties include general economic conditions, in particular, relating to the automotive industry, consumer demand for the Company’s and its customers’ products, competitive and technological developments, customer purchasing actions, changes in warranty provisions and customer product recall policies, work stoppages at the Company or at the location of its key customers as a result of labor disputes, foreign currency fluctuations, uncertainties stemming from U.S. trade policies, tariffs and reactions to same from foreign countries, the volume and scope of product returns, adverse business and operational issues resulting from the continuing effects of the coronavirus (COVID-19) pandemic, matters adversely impacting the timing and availability of component parts and raw materials needed for the production of our products and the products of our customers and fluctuations in our costs of operation (including fluctuations in the cost of raw materials).  Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.  The forward-looking statements made herein are only made as of the date hereof and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances occurring after the date of this Report.  In addition, such uncertainties and other operational matters are discussed further in the Company’s quarterly and annual filings with the Securities and Exchange Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1 –	Presentation of STRATTEC SECURITY CORPORATION at the Gabelli Funds 47th Annual Auto Symposium held on October 31, 2023.

104 –	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATTEC SECURITY CORPORATION
Date: October 31, 2023
	By:	/s/ Dennis Bowe
Dennis Bowe, Vice President and CFO